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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                 JUNE 22, 1998

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                        BENCHMARQ MICROELECTRONICS, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                            0-27232                  74-2532442
(State or Other Jurisdiction      (Commission                (IRS Employer
of Incorporation)                 File Number)               Identification No.)

17919 WATERVIEW PARKWAY
DALLAS, TEXAS                                                75252
(Address of Principal Executive Offices)                     (Zip Code)


                                 (972) 437-9195
                            (Registrant's telephone
                          number, including area code)


                                   NO CHANGE
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS

          A copy of the Registrant's press release, dated June 22, 1998, announcing (i) the special meeting of the Registrant's stockholders scheduled to be held on June 29, 1998, at 10:00 a.m. local time, at the offices of Winstead Sechrest & Minick P.C., 5400 Renaissance Tower, 1201 Elm Street, Dallas, Texas will be convened at such time and place and will be immediately adjourned and (ii) that the Registrant has entered into discussions with Unitrode Corporation regarding the possibility of amending the terms of the pending merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (c)  EXHIBITS

     99.1 Press release, dated June 22, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BENCHMARQ MICROELECTRONICS, INC.



DATE: June 22, 1998                 BY:    /s/  Alan R. Schuele
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                                           Alan R. Schuele
                                           President and Chief Executive Officer

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